                           PLACEMENT AGENCY AGREEMENT
                           --------------------------

                                                                   May ___, 2004

Spencer Trask Ventures, Inc.
535 Madison Avenue
18th Floor
New York, New York 10022

Ladies and Gentlemen:

Home Director, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement (the "Agreement") with Spencer Trask Ventures, Inc., a Delaware corporation (the "Placement Agent"), as follows (unless the context otherwise requires, as used herein, the "Company" refers to Home Director, Inc. and each of its subsidiaries, if any):

1. Offering.

(a) The Company will offer (the "Offering") for sale through the Placement Agent as exclusive agent for the Company, investment units ("Units"), each Unit comprised of (i) one (1) share (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") and (ii) a three (3)-year warrant
(the "Warrant", together with the Shares, the "Securities") to purchase one share of Common Stock. The offering price per Unit (the "Purchase Price per
Unit") shall be equal to the lesser of (i) eighty percent (80%) of the average of the closing bid prices of the Common Stock on the OTC Bulletin Board over the ten (10) trading days immediately prior to each closing of the sale of Units (a
"Closing") or (ii) with respect to Closings after the first Closing, the lowest
Purchase Price per Unit at a prior Closing. If the Purchase Price per Unit at any Closing is lower than any prior Closing, the Purchase Price per Unit for all such prior Closings will be adjusted to such lower price. The exercise price of each Warrant shall be equal to 125% of the Purchase Price per Unit at the applicable Closing. The total amount of gross proceeds from the sale of Units in the Offering shall be a minimum of $1.5 million (the "Minimum Amount") and a maximum of $4.0 million (the "Maximum Amount"). In addition, for the purpose of covering overallotments in the sale of the Units, the Company and the Placement
Agent may agree to sell additional Units with total gross proceeds equal to up to thirty percent (30%) of the Maximum Amount. All share prices, exercise prices and conversion prices should be assumed to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like. The Minimum and
Maximum Amounts include $1,015,000 of convertible notes which will be converted into Units at the first Closing.

(b) The Units will be offered on a reasonable efforts basis for a period of 90 days from the date of the Memorandum (as defined in Section 1(d)) (the
"Commencement Date"), which period may be extended by the Placement Agent and the Company for up to an additional 60 days (the

"Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date."

(c) The minimum subscription for Units shall be $50,000, however, the Placement
Agent and the Company may, in their discretion, agree to accept less than the minimum subscription amount; provided, however, that the Placement Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Units to, any persons or entities that do not qualify as (or are not reasonably believed to be) "accredited investors," as such term is defined in
Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of
1933, as amended (the "Act").

(d) The offering of the Units will be made by the Placement Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein.
"Memorandum" as used in this Agreement means the Company's Confidential Private
Placement Memorandum, inclusive of all exhibits (including copies of the
Company's filings with the Securities and Exchange Commission (the "SEC") that may be sent to prospective investors after the date of the Memorandum), and any and all amendments, supplements and appendices thereto. Unless otherwise defined, each term used in this Agreement will have the same meaning as shall be set forth in the Memorandum.

2. Representations and Warranties. All references to the "Company" in this
Section 2 shall be deemed to include the Company's subsidiaries, as applicable.
The Company hereby represents and warrants to the Placement Agent that each of the following shall be true in all respects as of the date hereof and, as applicable, on and as of the date of the Memorandum as if made on and as of the date hereof:

(a) The Memorandum will be, and as of the date of the Memorandum has been, diligently prepared by the Company, at its sole cost, in conformity with all applicable laws, and will in all material respects be in compliance with
Regulation D as promulgated under Section 4(2) of the Act ("Regulation D"), the
Act and the requirements of all other rules and regulations (the "Regulations")
of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold, excluding foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the
Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale. The Memorandum will describe all material aspects, including attendant risks, of an investment in the Company. The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the
Act and knows of no reason why any such exemption would be otherwise unavailable to it. Neither the Company nor its affiliates has been subject to any order,

judgment or decree of any court or governmental authority of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b) The Memorandum will not, and as of the date of the Memorandum does not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact that the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware that materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, assets or affairs of the Company or any of its subsidiaries.

(c) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity other than Digital Interiors, Inc. and Home Director Technologies, Inc.
The Company directly or indirectly owns all of the outstanding capital stock of its subsidiaries. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted
(described in the Memorandum), to enter into and perform its obligations under this Agreement and the other agreements contemplated hereby, and by the
Memorandum (collectively, the "Transaction Documents") and to issue, sell and deliver the Units and the shares of Common Stock issuable upon exercise of the
Warrants (the "Conversion Shares"). The execution and delivery of each of the
Transaction Documents has been or prior to the completion of the Offering will be, duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction
Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(e) None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any material lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f) The Company will have the authorized and outstanding capital stock as set forth in the Memorandum. Except as set forth in the Memorandum, all outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the
Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock, or other equity securities of the Company, or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding that are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the
Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights; and (v) except as set forth in the
Memorandum no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by the Company of its securities were at the time of their issuance either (i) exempt from registration under the Act and any applicable state securities laws or (ii) appropriately registered.

(g) The Shares, the Warrants, the Conversion Shares and the Agent's Warrants (as
defined in Section 3(e) hereof) have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents. No holder of any of the Securities, the Conversion Shares or the Agent's Securities
(as defined in Section 3(e) hereof) will be subject to personal liability solely by reason of being such a holder and, except as set forth in the Memorandum, none of the Securities, the Conversion Shares or the Agent's Securities is
subject to preemptive or similar rights of any securityholder of the Company, nor will the issuance of such securities trigger an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company except as set forth in the Memorandum. Assuming that the Market
Price is equal to or greater than $0.76 at each Closing, a sufficient number of authorized but unissued shares of Common Stock has been reserved for issuance upon exercise of the Warrants and the exercise of the Agent's Warrants.

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Securities, the
Conversion Shares or the Agent's Securities (as defined in Section 3(e) hereof)
or the consummation of the transactions contemplated herein or in the other
Transaction Documents, except for required filings with the SEC, if any, and applicable "blue sky" or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

(i) Except as set forth in the Memorandum, the financial statements, together with the related notes thereto, of the Company included or incorporated by reference in the Memorandum are true and complete and present fairly, in all material respects, the financial position of the Company as of the respective dates specified and the results of its operations and changes in financial position for the respective periods covered thereby. Such financial statements and related notes were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated except as may be disclosed in the notes thereto and except that the unaudited financial statements omit full notes, and except for normal year-end adjustments. Except as set forth in such financial statements or in the
Memorandum, the Company has no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions or commitments. The other financial and statistical information with respect to the Company included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of the Company included in the Memorandum. The Company does not know of any facts, circumstances or conditions (or any state of facts, circumstances or conditions which management of the Company has concluded could give rise thereto) that could materially adversely affect its business, operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(j) The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum or except such regulation as is applicable to commercial enterprises generally. Except as set forth in the
Memorandum, all material licenses, permits, approvals, government authorizations, leases, contracts and agreements referred to in the Memorandum, along with all other material licenses, permits, approvals, leases, governmental authorizations or contracts to which the Company is a party, have been obtained and are valid and in full force and effect and neither the Company nor, to the knowledge of the Company, any other party is in default thereunder, and to the knowledge of the Company, no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default thereunder except for a default which would not have a material adverse effect on the Company.
Except as described in the Memorandum, all material licenses, permits, approvals or governmental authorizations necessary to permit the Company to conduct its business have been obtained and are outstanding and will be outstanding on each
Closing Date, and the Company is in all material respects complying therewith.
There are no proceedings pending, or to the knowledge of the Company threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

(k) Except as disclosed in the Memorandum, no default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the "Company Agreements"). The Company
Agreements disclosed in the Memorandum are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms.

(l) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the best knowledge of the Company, threatened, against the Company, or involving its assets or, to the knowledge of the Company, involving any of its officers or directors which, if determined adversely to the
Company or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other
Transaction Documents or the enforceability thereof.

(m) Except as set forth in the Memorandum, the Company is not in violation of:
(i) its charter or by-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, would result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.

(n) Except as set forth in the Memorandum and the financial statements incorporated by reference therein, the Company does not own any real property in fee simple, and the Company has good and marketable title to all property
(personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances except for liens imposed by law, such as carrier's, warehouseman's, and mechanic's liens imposed in the ordinary course of business with respect to obligations not yet due.

(o) The Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes reasonably necessary for the conduct of its business, except as otherwise described in the Memorandum (collectively, the "Intangibles"). Except as set forth in the Memorandum, the Company has not infringed upon the rights of others with respect to the Intangibles; the Company has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, materially and adversely affect the business, condition (financial or otherwise) or prospects of the Company. Except as set forth in the Memorandum, to the best knowledge of the Company, no others have infringed or are infringing upon the Intangibles.

(p) Except as set forth in the Memorandum and as may otherwise be contemplated therein, the Company has operated its business diligently and only in the ordinary course as theretofore conducted and since the date of the financial statements incorporated by reference in the Memorandum there has been no: (i)
material adverse change in the business condition (financial or otherwise) or prospects of the Company; (ii) transaction otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such

securities; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company; or (v)
agreement to permit any of the foregoing.

(q) Except as set forth in the Memorandum and the financial statements incorporated by reference therein, the Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed by it, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) The Company is not obligated to pay, and has not obligated the Placement
Agent to pay, a finder's or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person. The Company has not offered for sale or solicited offers to purchase the
Units except for negotiations with the Placement Agent. Except as set forth in the Memorandum, as of the commencement of the Offering, no other person has any right to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's rights, described herein, shall apply.

(s) The Company has and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

(t) All of the Company's filings with the SEC are true and correct in all material respects.

3. Placement Agent Appointment and Compensation.

(a) In accordance with the terms hereof, the Company hereby appoints the
Placement Agent and its selected dealers, as its exclusive agent in connection with the Offering. The Company acknowledges that the Placement Agent may use selected dealers and sub agents to fulfill its agency hereunder provided that such dealers and sub agents are compensated solely by the Placement Agent.
Except as expressly stated herein, the Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the
Placement Agent without the Placement Agent's prior written consent. The
Placement Agent has no obligation to purchase any of the Units. The agency of the Placement Agent hereunder shall continue until the earlier of the
Termination Date or the Final Closing (as defined in Section 4(c) hereof).

(b) The Company will cause to be delivered to the Placement Agent copies of the
Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the
Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the
Memorandum or to use any offering materials other than those contained in the
Memorandum in connection with the sale of the Units. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.

(d) The Company shall pay to the Placement Agent a placement fee equal to ten percent (10%) of the gross Purchase Price Per Unit paid by each investor (the
"Placement Agent's Fee") (except that with respect to $415,000 of Units issuable to the Company's officers, directors and their respective affiliates upon the conversion of Bridge Notes (as defined in the Memorandum) the cash placement fee will be 5%). In addition, the Company shall pay all expenses set forth in
Section 5(i) hereof. The Placement Agent's Fee and the expenses set forth in
Section 5(i) hereof will be deducted from the gross proceeds of the Units sold at each Closing, as set forth in Section 4 hereof. The Placement Agent shall direct all such amounts to be paid directly from the escrow account established pursuant to Section 4(b) hereof.

(e) As additional compensation hereunder, at each closing, the Company shall sell to the Placement Agent or its designees, for nominal consideration, warrants to purchase the number of shares of Common Stock equal to twenty percent (20%) of the Shares and Conversion Shares underlying the Warrants purchased at each Closing (the "Agent's Warrants"), at an exercise price per share equal to the exercise price per share of the Warrants issued at the applicable Closing. The shares of Common Stock underlying the Agent's Warrants shall be referred to collectively herein as the "Agent's Shares" and, together with the Agent's Warrants, as the "Agent's Securities". The Agent's Warrants
shall be exercisable until five years after their date of issuance. The holders of the Agent's Securities shall have registration rights equivalent to those granted to the holders of Units. Prior to the First Closing, the Company and
Placement Agent shall agree to the form of Agent's Warrant, which shall contain such terms and other customary provisions including cashless exercise and weighted average anti-dilution provisions in form and substance reasonably satisfactory to the Placement Agent and the Company.

(f) In the event any investor in the Offering or other party contacted by the
Placement Agent in connection with the Offering (except for parties that have previously invested in the Company not as a result of an introduction by the
Placement Agent), subsequently invests in the Company at any time within eighteen (18) months from the later of the Termination Date or the final closing of the Offering ("Final Closing")(the "Tail Period"), the Company shall pay to the Placement Agent the Placement Agent's Fee and a nonaccountable expense allowance equal to 3%, and issue to the Placement Agent the Agent's Warrants
(exercisable at the subsequent investment share price) with respect to, and based on the gross proceeds from investments in the Company made during the Tail
Period by such investors or parties.

4. Subscription and Closing Procedures.

(a) Each prospective purchaser will be required to complete and execute one original signature page for the Subscription Agreement in the form annexed to the Memorandum and the accredited investor certification attached thereto, which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof,

together with the subscriber's check or good funds in the full amount of the
Purchase Price Per Unit for the number of Units desired to be purchased.

(b) All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited in an escrow account (the "Escrow Account") with Signature Bank, acting as escrow agent (the "Escrow Agent") established for the purpose of holding subscription funds prior to a Closing. All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the escrow agreement with respect thereto among the Company, the Placement Agent and the Escrow
Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. The Placement Agent or the Company can reject any subscriptions for any reason. Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the
Subscription Agreements in a timely fashion and at each Closing will countersign the Subscription Agreements and provide copies of such agreements to the
Placement Agent. The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription. The Company, or the Placement
Agent on the Company's behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to that portion of the Units sold
(the "First Closing"). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional Closings may from time to time be conducted at times mutually agreeable with respect to the additional
Units sold, with the Final Closing to occur within ten (10) days after the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery by the Company of the Securities comprising the Units at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the
Placement Agent and Blue Sky counsel pursuant to Section 5(i) hereof as of such
Closing. Executed Securities and the Agent's Warrants will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("Closing
Date"), and will be made available to the Placement Agent for review and packaging at the Placement Agent's office at least one full business day prior thereto.

(d) If Subscription Agreements for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the
Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5. Further Covenants. The Company hereby covenants and agrees that:

(a) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b) If, at any time prior to the Final Closing, any event shall occur that does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein and therein remain true, or in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement
Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the
Placement Agent may request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the
Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Units for offering or the suspension of any exemption for such qualification or registration of the Units for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Act, the Regulations, the Securities
Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Placement Agent's Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form
D as are required.

(d) The Company shall use its reasonable best efforts to qualify the Units for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as the Placement Agent shall designate, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement
Agent may reasonably request. The Company shall not, however, in either case, be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                                       10

(e) The Company shall place a legend on the certificates representing the
Securities issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f) The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and/or for such other purposes as shall be specifically described under "Use of Proceeds" in the Memorandum. Except as otherwise set forth under "Use of Proceeds" in the Memorandum, the net proceeds shall not be used to repay indebtedness to current executive officers or principal shareholders of the Company, or to repurchase or redeem any securities; provided, however, that notwithstanding the foregoing, the Company may at any time repay up to $46,000 of indebtedness, plus accrued interest, to one of its current executive officers pursuant to certain outstanding demand loans.

(g) During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the
Company's offices, upon their request, copies of the Company Agreements to the extent that such disclosure shall not violate any applicable law or any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense and to the extent in compliance with applicable law.

(h) Except with the prior written consent of the Placement Agent, which shall not be unreasonably withheld, or as set forth in the Memorandum with respect to the issuance of Units, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including, without limitation, the incurrence of material indebtedness; materially change its business or operations as shall be described in the Memorandum; dispose of any material assets or make any material acquisition; or issue, agree to issue or set aside for issuance any securities (debt or equity) or any right to acquire such securities, except as shall be contemplated by the Memorandum.

(i) Whether or not the transactions contemplated hereby are consummated, or this
Agreement is terminated, the Company hereby agrees to pay all fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing, distributing and binding the Memorandum and any and all amendments and/or supplements thereto, fees for bound volumes and any and all agreements, contracts and other documents related hereto and thereto; (ii) the authorization, issuance, transfer and delivery of the Shares, the Warrants, Conversion Shares, the Agent's Securities and the Agent's
Warrants, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to
Section 4(b) hereof); (iv) all fees and expenses of legal, accounting and other advisers to the Company; (v) all filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications, including legal fees of $3,000 for

                                       11

the first ten states and $450 per state thereafter, $3,000 of which shall be paid to the Placement Agent's counsel upon the First Closing for legal fees in connection with obtaining Blue Sky exemptions (the "Blue Sky Fees"); and (vi)
subject to Section 9 hereof, a nonaccountable expense allowance ("Placement
Agent Expenses") relating to expenses incurred by the Placement Agent in connection with the Offering (including, without limitation, travel and related expenses and fees and expenses of legal, accounting and other advisers to the
Placement Agent) equal to three (3%) percent of the gross proceeds from the sale of Units.

(j) Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k) At each Closing Date, (i) the independent auditors for the Company shall have provided a "comfort letter" concerning the Company's financial statements in the form customarily provided by Mahoney Cohen & Company in connection with securities offerings by its audit clients and (ii) the chief executive officer and chief financial officer of the Company shall have provided representations and warranties relating to the Company's most recent quarterly and year-to-date unaudited financial statements and internal financial controls, similar to those included in the Company's 2003 annual report on Form 10-KSB under the 1934 Act, and as required by the Sarbanes-Oxley Act of 2002.

(l) The Company hereby agrees to cooperate with Spencer Trask in exploring strategic options, including, but not limited to investments, mergers and acquisitions (but with no obligation to effect such a transaction).

(m) The Company hereby agrees to use commercially reasonable best efforts to file a registration statement on Form SB-2 or other appropriate registration document under the Act for resale of the Shares, the Conversion Shares and the shares underlying the Placement Agent Warrants, as soon as practicable, but not later than forty five (45) days following the Final Closing. The Company shall use commercially reasonable best efforts to cause the effectiveness of such registration statement on or before 90 days following the filing date of such registration statement. If the registration statement has not been filed within the said 45 day period, or does not become effective on or before 90 days after the earlier of its filing and the end of such 45 day period, the Company shall pay to each investor in the Offering as liquidated damages, an amount in cash equal to 0.5% of the aggregate purchase price paid by such investor in the
Offering per week, until such registration statement has been filed or has been declared effective, as applicable. The liquidated damages shall be paid to the said investors within 10 days after the first 30 days that such amounts become applicable and at the end of each 30 days thereafter until the applicable date of when the registration statement is filed or becomes effective. The 45 day and
90 day periods referred to in this paragraph shall be extended by the period of any delay in the filing or effectiveness of the registration statement necessitated by the occurrence of one or more

                                       12

significant transactions or events affecting the Company (e.g., an acquisition or significant commercial transaction or event outside the control of the
Company that causes the filing or effectiveness of the registration statement to be seriously detrimental to the Company or its stockholders), which require the
Company to alter disclosure or defer the effectiveness of the Registration
Statement in order to comply with applicable securities laws, but in no event shall any such delay exceed 60 days in any event.

6. Conditions of Placement Agent's Obligations. The obligations of the Placement
Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the
Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the
Company's knowledge, are contemplated or threatened.

(d) As of the date of the Memorandum, the Company has a capitalization of (i)
40,000,000 shares of Common Stock authorized, of which 7,222,146 shares are issued and outstanding, (ii) 2,000,000 shares of preferred stock, par value $.01 per share, authorized, of which no shares are issued and outstanding; (iii)
options to purchase 2,200,340 shares of Common Stock are issued and outstanding;
and (iv) warrants to purchase 8,202,372 shares of Common Stock are issued and outstanding. Between the date of the Memorandum and the Final Closing, no additional securities will be issued by the Company, including but not limited to shares, options, stock subscription agreements or warrants to purchase shares of the Company or any other obligation to issue shares or other securities of the Company, without the prior written consent of the Placement Agent.
Notwithstanding the preceding sentence, the Company may issue (i) compensatory option grants to employees and consultants in the ordinary course of business pursuant to option plans presently in effect, (ii) shares of its Common Stock upon exercise of outstanding options or warrants or conversion of outstanding convertible securities and (iii) securities included in the Units sold in the
Offering and the Agent's Warrants.

(e) The Placement Agent shall have received certificates of the chief financial officer of the Company, dated as of each Closing Date, certifying on behalf of the Company, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d)
above.

                                       13

(f) The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company's Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other
Transaction Documents.

(g) At each Closing, the chief executive officer and chief financial officer of the Company shall have provided a certificate to the Placement Agent confirming on behalf of the Company that there have been no undisclosed material and adverse changes in the business condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the
Memorandum, the absence of material undisclosed liabilities and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent the
Placement Agent's Fee in respect of all Units sold at such Closing, (ii) paid all fees, costs and expenses set forth in Section 5(i) hereof, and (iii)
executed and delivered to the Placement Agent the Agent's Warrants in an amount proportional to the Units sold at such Closing.

(i) There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company ("Company Counsel"), dated as of each Closing Date, in substantially the form attached hereto as Exhibit A.

(j) All actions taken at or prior to each Closing and related documentation in connection with the authorization, issuance and sale of the Units and the
Agent's Warrants will be reasonably satisfactory in form and substance to the
Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(k) The Placement Agent shall be satisfied with the results of its due diligence investigation of the Company.

7. Indemnification.

(a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for

                                       14

any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation;
provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the
Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereafter by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this
Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any
Indemnitee in connection with the Offering.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the
Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the
Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof. The
Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. Notwithstanding the foregoing, in no event shall the Placement Agent's indemnification obligation hereunder exceed the amount of the Placement Agent's Fees actually received by
it.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation
("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any

                                       15

indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. Contribution. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the
1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the
Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the
Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation

                                       16

(within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the
Act, the 1934 Act or otherwise available.

9. Termination.

(a) (I) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall have been false or misleading in any material respect when made or deemed made, (ii) the
Company shall have failed to perform any of its obligations hereunder, (iii) the
Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole discretion, reasonably exercised, that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination occasioned by or arising out of or in connection with the matters set forth in clauses (i)-(iii) above, or occasioned by or arising out of or in connection with a matter set forth in clause (iv) above due to any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, an amount equal to the sum of: (A) any Placement Agent's
Fees to which the Placement Agent is entitled pursuant to Section 3(d) hereof earned through the Termination Date, (B) an amount equal to three percent (3%)
of the Purchase Price Per Unit of all Units sold in the Offering (deeming, for this purpose, all Units offered (other than Units available for over-allotments as having been sold), less any amounts theretofore paid in respect of Placement
Agent Expenses, and all unpaid Blue Sky Fees and other expenses set forth in
Section 5(j) hereof and (C) all amounts that may become payable pursuant to
Section 3(f) hereof. If the Company prevents completion of the Offering (except where the Company does so because of a breach by the Placement Agent of a covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten (10) business days of receipt of written notice from the Placement Agent), the Company's liability for the Placement Agent's expenses shall be equal to 3% of the Maximum Amount to cover the Placement Agent's expenses and efforts. Notwithstanding the foregoing, in the event the Company completes one or more public or private offerings of its securities within one year after the Company prevents the completion of the Offering (except where the
Company does so because of a breach by the Placement Agent of a covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten (10) business days of receipt of written notice from the
Placement Agent), the Company shall also pay the Placement Agent an investment banking fee equal to five percent (5%) of the total consideration received by the Company in connection with such sales of securities.

(II) This Offering may be terminated by the Placement Agent by notice to the
Company at any time if, in the sole judgment of the Placement Agent, the
Offering or the sale or the payment for or

                                       17

the delivery of the Units is rendered impracticable or inadvisable because (i)
additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established on the New York
Stock Exchange, or trading in securities generally on such exchange shall have been suspended or a general banking moratorium shall have been established by federal or New York State authorities, (ii) a war, major hostilities, terrorist or similar activity, act of God or other calamity shall have occurred, (iii) of a material adverse change in the condition (financial or otherwise) of the
Company, its business or business prospects or (iv) the Placement Agent, in its sole discretion, shall be dissatisfied with the results of its due diligence investigation.

(b) This Offering may be terminated by the Company at any time prior to the
Termination Date in the event that (i) the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) there shall occur any event described in Section 9(a)(I)(iv) above not occasioned by or arising out of or in connection with any breach of failure hereunder on the part of the
Company. In the event of any termination by the Company pursuant to clause (i)
above, the Placement Agent shall be entitled to no additional amounts whatsoever except amounts as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. On such
Termination Date, the Company shall pay all unpaid Blue Sky Fees and other expenses set forth in Section 5(i) hereof.

(c) Upon any such termination, the Escrow Agent will, at the request of the
Placement Agent, cause all money received in respect of subscriptions for Units not sold to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid.

10. Survival.

(a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the
Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Ventures, Inc., 535 Madison Avenue,
18th Floor, New York, New York 10022, Attention: William P. Dioguardi,
President, Telefax number 212-829-4406, with a copy to Feldman Weinstein LLP,
420 Lexington Avenue, New York, New York 10170, Attention: David N. Feldman,
Esq., Telefax number (212) 997-4242, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Home Director, Inc., 2525 Collier Canyon
Road, Livermore, CA 94551, Attention: Michael Liddle, Telefax number (925)
243-1745, with a copy to Kronish Lieb Weiner & Hellman

                                       18

LLP, 1114 Avenue of the Americas, New York, NY 10036, Attention: Russell S.
Berman, Esq., Telefax number (212) 479-6275.

12. APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED
AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. ALL CONTROVERSIES,
WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT, SHALL BE
EXCLUSIVELY DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO
THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") IN NEW YORK COUNTY, NEW YORK.
HEARINGS WITH REGARD TO SUCH DISPUTE SHALL BE HELD EXCLUSIVELY AT THE OFFICES OF
THE AAA IN THE CITY OF NEW YORK AND JUDGMENT UPON ANY AWARD RENDERED PURSUANT
THERETO MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. ANY DECISION
RENDERED BY THE AAA SHALL BE FINAL AND BINDING. SERVICE OF PROCESS MAY BE MADE
UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED
MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT.
THE COMPANY AND THE PLACEMENT AGENT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL
OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR
ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Confidentiality. The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law. The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions. The Company hereby agrees that the
Placement Agent will not have an adequate remedy at law in the event that the
Company breaches these confidentiality provisions contained herein, and that the
Placement Agent will suffer irreparable damage and injury as a result of any such breach. Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have.

14. Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.
Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This
Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this
Agreement or any rights or obligations hereunder without the prior written consent of the Placement Agent. This Agreement may be

                                       19

executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

15. Entire Agreement. This Agreement together with any other agreement referred to herein is intended to supersede all prior agreements between the parties with respect to the Units purchased hereunder and the subject matter hereof.

                            [SIGNATURE PAGE FOLLOWS]

                                       20

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

                                         Very truly yours,

                                         HOME DIRECTOR, INC.

                                         By:
                                            --------------------------------
                                         Name:
                                         Title:

                                         Accepted and agreed to
                                         this ___ day of May,
                                         2004.

                                         SPENCER TRASK VENTURES, INC.

                                         By:
                                            --------------------------------
                                         Name:
                                         Title:

                                       21

EXHIBIT A

                              FORM OF LEGAL OPINION

The phrase "Transaction Documents," whenever it is used in this letter, means
(a) the Placement Agency Agreement dated as of _____________, 2004 by and among
Home Director, Inc. (the "Company") and Spencer Trask Ventures, Inc. (the
"Placement Agent") (such agreement, the "Placement Agency Agreement"), (b) the
Placement Agent Warrant dated as of ___________, 2004 (the "Placement Agent
Warrant") and (c) the Subscription Agreement, dated as of______________, 2004, by and among the Company and each investor signatory thereto (such investors, the "Investors" and such agreement, the "Subscription Agreement"), the Escrow
Agreement, the Warrant, the Registration Rights Agreement and all other certificates and documents required to be executed and delivered by the Company pursuant to the Placement Agent Agreement. All capitalized terms used in this letter have the respective meanings set forth in the Placement Agency Agreement unless otherwise defined herein.

(i) The Company and each of its subsidiaries have been duly organized as a corporation and are validly existing and in good standing under the laws of their respective jurisdictions of organization, have full corporate power and authority (corporate and otherwise) to own, lease and operate their properties and conduct their business as described in the Memorandum and are duly qualified as a foreign corporation for the transaction of business and are in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition or results of operation of the Company (a "Material Adverse Effect").

(ii) The Company has the full corporate power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The execution, delivery and performance thereof and thereunder has been duly authorized by all necessary corporate action. Each of the Transaction Documents has been duly executed and delivered on behalf of the Company, and constitutes legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor's rights or remedies and general principles of equity.

(iii) To our knowledge, the Company has an authorized and outstanding capital stock as set forth in the Memorandum and the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of, or subject to, any statutory, or to our knowledge, contractual or other preemptive rights. The Units, the components thereof, Conversion Shares and the Agent's Shares have been duly authorized, and when duly and validly delivered and paid for pursuant to the terms of the Transaction Documents will be validly issued, fully paid and nonassessable. Except as set forth in

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the Confidential Private Placement Memorandum (the "Memorandum"), the issuance of the Units, Conversion Shares or the Agent's Securities are not subject to statutory, or to our knowledge, contractual or other preemptive rights of any stockholder of the Company. The Units, Conversion Shares and the Agent's
Securities conform in all material respects with the descriptions thereof contained in the Memorandum. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon conversion or exercise of the components of the Units and exercise of the Agent's Warrants if such Warrants had been exercised on the date hereof.

(iv) None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions therein contemplated, will conflict with or violate (a) any term of the charter or by-laws of the Company or any subsidiary, (b) any statute, rule, regulation or ordinance or (c) any permit, judgment, decree, or order known to us which is applicable to the Company, its subsidiaries or any of their respective assets, properties or businesses.

(v) To our knowledge, except as provided in the Transaction Documents none of the execution and delivery of, or performance by the Company under, any of the
Transaction Documents or the consummation of the transactions therein contemplated, will conflict with or result in the creation or imposition of, any lien, charge or other encumbrance upon any of the properties or assets of the
Company or its subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, note, material license, agreement or other instrument filed as an Exhibit to the Company's SEC reports to which the Company or any subsidiary is a party or by which the Company or any subsidiary may be bound or to which any of their respective assets, properties or businesses is or may be subject.

(vi) No consent, approval, authorization, order, registration or qualification of or with any court or regulatory, administrative or governmental agency, body or authority of the United States of America or any political subdivision thereof is required in connection with the issuance or sale of the Units or the
Agent's Warrants except for required filings with the United States Securities and Exchange Commission and applicable "Blue Sky" or state securities commissions relating specifically to the Offering.

(vii) To our knowledge, except as set forth in the Memorandum, there are no legal or regulatory, administrative or governmental charges, actions, suits, proceedings, claims, hearings or investigations, before or by any court, governmental authority, or instrumentality pending or threatened against the
Company, any of its subsidiaries, or involving their respective assets or properties or any of their officers or directors which, if determined adversely to the Company, could have a Material Adverse Effect on the Company or adversely affect any of the transactions contemplated by the Transaction Documents or the validity or enforceability thereof.

(viii) To our knowledge except as provided in the Memorandum, neither the
Company nor any of its subsidiaries is in violation or breach of: (i) its charter or by-laws, (ii) any statute, rule, regulation or ordinance under the
Delaware General Corporation Law or federal securities law; (iii) any material indenture, mortgage, deed of trust, note or other agreement or instrument to

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which the Company or any of its subsidiaries is a party or by which it is or may be bound or to which any of its assets, properties or businesses may be subject and which have been filed as an exhibit to the Company's SEC reports; or (iv)
any judgment, decree or order applicable to the Company or any subsidiary which violation or violations individually, or in the aggregate, might result in any
Material Adverse Effect in the condition (financial or otherwise), or prospects of the Company.

(ix) To our knowledge, the descriptions in the Memorandum of contracts and other documents are accurate in all material respects and such descriptions fairly present in all material respects the information required to be shown. To our knowledge, there are no contracts or other documents of a character required to be referred to in the Memorandum other than those described or referred to therein.

(x) To our knowledge, the Company and its subsidiaries have obtained all authorizations, approvals, licenses, permits, franchises and orders of and from all governmental officials and bodies to own or lease and operate its assets and properties (the "Authorizations") and to conduct its business as currently conducted as described in the Memorandum; all of such Authorizations are to the best of our knowledge in full force and effect and the Company and its subsidiaries are in all material respects complying therewith and there are, to the best of our knowledge of such counsel no proceedings pending or threatened seeking to cancel or terminate such Authorizations.

(xi) We have participated in the preparation of the Memorandum and in conferences with officers and other representatives of the Company, at which such conferences the contents of the Memorandum and related matters were discussed, and based upon those conferences and upon such counsel's participation in the preparation of the Memorandum, and any amendment or supplement thereto, nothing has come to our attention that causes us to believe that the Memorandum (other than the financial statements including the notes thereto, and other than the supporting schedules and other financial and statistical information included in the Memorandum), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

(xii) Assuming that the Units were sold only to "accredited investors" (as defined in Rule 501 of Regulation D) and the Placement Agent complied in all material respects with Regulation D, such sales were made in conformity in all material respects with the requirements of Sections 4(2) of the Act and and/or
Rule 506 of Regulation D and the issuance of the Units in accordance with the
Memorandum is exempt from registration under the Securities Act of 1933, as amended.

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